UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
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(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
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(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
Starwood Mortgage Funding III LLC CIBC Inc.
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(Exact names of sponsors as specified in their charters)

Delaware	333-180779-14	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of February 26, 2015, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21. The purpose of this amendment is (1) to file executed versions of the agreements filed as Exhibit 4.1, Exhibit 99.5 and Exhibit 99.6 to the Form 8-K, (2) to make clerical and other minor revisions to the versions of Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 that were previously filed and (3) to file the pooling and servicing agreement pursuant to which the Discovery Business Center Mortgage Loan is serviced.

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C21 (the "Certificates"), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent.

The Mortgage Loan secured by the mortgaged property identified as “Discovery Business Center” on Schedule I to the Pooling and Servicing Agreement (the “Discovery Business Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Discovery Business Center Non-Serviced Loan Combination”) that includes the Discovery Business Center Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Discovery Business Center Non-Serviced Companion Loan”). The Discovery Business Center Non-Serviced Loan Combination, including the Discovery Business Center Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of January 1, 2015 (the “MSBAM 2015-C20 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 securitization transaction into which the Discovery Business Center Non-Serviced Companion Loan was deposited. The MSBAM 2015-C20 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

As disclosed in the prospectus supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on February 26, 2015 (the “Prospectus Supplement”), the terms and conditions of the MSBAM 2015-C20 Pooling and Servicing Agreement applicable to the servicing of the Discovery Business Center Mortgage Loan, are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Discovery Business Center Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of February 13, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of January 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent, relating to the MSBAM 2015-C20 securitization transaction, pursuant to which the Discovery Business Center Mortgage Loan is serviced.
99.1	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.5	Primary Servicing Agreement, dated as of February 1, 2015 between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.
99.6	Primary Servicing Agreement, dated as of January 18, 2015 between Berkadia Commercial Mortgage LLC and KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: June 19, 2015

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 13, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., Citigroup Global Markets Inc. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of January 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent, relating to the MSBAM 2015-C20 securitization transaction, pursuant to which the Discovery Business Center Mortgage Loan is serviced.
99.1	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated February 13, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.
99.5	Primary Servicing Agreement, dated as of February 1, 2015 between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.
99.6	Primary Servicing Agreement, dated as of January 18, 2015 between Berkadia Commercial Mortgage LLC and KeyBank National Association (as successor by merger to KeyCorp Real Estate Capital Markets, Inc.).